UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 9, 2014
LINCOLNWAY ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)
IOWA	000-51764	20-1118105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
59511 W. Lincoln Highway, Nevada, IA		50201
(Address of Principal Executive Offices)		(Zip Code)
(515) 232-1010 (Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
On December 9, 2014, Lincolnway Energy, LLC. (the “Company”) issued a press release regarding its results from operations for the twelve months ended September 30, 2014. A copy of the press release is attached hereto as Exhibit 99.1.
The information in this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed “furnished,” not “filed,” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in the filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release Dated December 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2014	LINCOLNWAY ENERGY, LLC By: ____________/s/ Eric Hakmiller__________________ Eric Hakmiller President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release Dated December 9, 2014